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                                                                   Exhibit 10.29


                             SUBSCRIPTION AGREEMENT



EchoCath, Inc.
P.O. Box 7224
Princeton, New Jersey  08543


Gentlemen:

     1. Subscription. (a) The undersigned (sometimes referred to herein as the "Subscriber"), intending to be legally bound, hereby irrevocably subscribes to purchase from EchoCath, Inc., a New Jersey corporation (the "Company"), the number of shares of Class A common stock, no par value per share (the "Common Stock"), of the Company (the "Shares"), set forth on the signature page hereof, for a purchase price of $0.75 per Share (the "Purchase Price"), provided the Subscriber agrees to exercise one (1) Warrant (dated to expire either May 14, 2002 or October 29, 2002) (collectively, the "Warrants") to purchase shares of Common Stock held by the Subscriber for every four (4) Shares purchased hereunder.

         (b) Subscription payments (which include the exercise of the Warrants associated with the purchase of the Shares) should be made payable to "Buchanan Ingersoll Professional Corporation, as escrow agent" and should be delivered to Buchanan Ingersoll Professional Corporation, 650 College Road East, 4th Floor, Princeton, NJ 08540, Attention: John F. Cinque, Esq., together with two executed and properly completed copies of this Agreement (including the Notice of Exercise for the Warrant) and a completed Investor Questionnaire. Wire transfers should be made in accordance with the following instructions:

                  Wire Transfer Instructions

                  Wire to: Summit Bank, Kingston, NJ
                  Account Number: 999616722
                  SubAccount Number: ___________
                  ABA Number: 021202162
                  For the Credit of: Buchanan Ingersoll Professional Corporation
                                     Attorney Trust Account
                  Sub Account: EchoCath, Inc.

The Company shall have the right to accept or reject this subscription in whole or in part at any time prior to March 31, 2000. In any event, the Company shall not accept any subscription unless and until the Company has received subscriptions to purchase an aggregate of 600,000 Shares in the Offering. If the subscription is not accepted in whole or in part by the Company, the full or ratable amount, as the case may be, of any subscription payment received will be promptly refunded to the subscriber without deduction therefrom or interest thereon.




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         (c) If this subscription is accepted by the Company, in whole or in part, the Company shall deliver to the undersigned the Shares subscribed for hereby, dated the date of closing of such subscription, and a fully executed copy of this Agreement. The Company may conduct multiple closings of the Offering (each respective closing being referred to herein as the "Closing".)

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the undersigned as follows, in each case as of the date hereof and as of the date of the Closing, except for any changes resulting solely from the Offering:

         (a) The Company is duly organized, validly existing and in good standing under the laws of the State of New Jersey with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is currently engaged.

         (b) The Company has all requisite power and authority to: (i) execute, deliver and perform its obligations under each this Agreement; and (ii) to issue and sell the Shares. All necessary corporate proceedings of the Company have been duly taken to authorize the execution and delivery of the Shares.

         (c) The Shares are validly authorized, fully paid and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of shareholders.

         (d) The execution and delivery of this Agreement, the issuance of the Shares and the incurrence of the obligations herein set forth and the consummation of the transactions herein contemplated, will not result in a violation of, or constitute a default under, the certificate of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulations, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

     3. Representations and Warranties of the Subscriber. The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

         (a) If a natural person, the undersigned is: a bona fide resident of the State contained in the address set forth on the signature page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

         (b) The undersigned has received, read carefully and is familiar with this Agreement. Respecting the Company, the undersigned is familiar with the Company's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering; the undersigned has received all materials which have been requested by the



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undersigned; has had a reasonable opportunity to ask questions of the Company and its representatives; and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

         (c) The undersigned or the undersigned's purchaser representative has such knowledge and experience in finance, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

         (d) The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

         (e) The undersigned acknowledges that no market for the Shares presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

         (f) The undersigned has been advised by the Company that none of the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), that the Shares will be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any Federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement. The undersigned acknowledges that the undersigned has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of Shares. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Shares shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Shares is registered under the Act, it being understood that the Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Shares, or (ii) such Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the present time for the sale of the Shares, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Act. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Shares. The undersigned acknowledges that the Shares shall be subject to a stop transfer order and the certificate or certificates evidencing any Shares shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Warrants and such other legends as may be required by state Shares or blue sky laws:




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         "The Shares represented by this certificate have not been
         registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and neither such Shares nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Act and any applicable state securities laws, or (2) the Company receives an opinion of counsel to the holder of such Shares, which counsel and opinion are reasonably satisfactory to the Company, that such Shares may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws."

         (g) The undersigned will acquire the Shares for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

         (h) It never has been represented, guaranteed or warranted by any broker, the Company, any of the officers, directors, shareholders, partners, employees or agents of either, or any other persons, whether expressly or by implication, that:

             (i) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or

             (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Shares or of the Company's activities.

         (i) The undersigned is not subscribing for Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in Shares generally.

         (j) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

         (k) Without limiting any of the undersigned's other representations and warranties hereunder, the undersigned acknowledges that the undersigned has reviewed and is aware of the risk factors described in the Company's Registration Statement on Form S-3 (Reg. No. 333-95609) declared effective on February __, 2000.



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             (l) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

     4. Concerning the Escrow Agent. To induce Buchanan Ingersoll Professional Corporation to serve as the Escrow Agent and to act in such capacity hereunder, the Company and the Escrow Agent have entered into a separate agreement (the "Escrow Agreement"), relating to the proceeds of the Offering, a copy of which is annexed hereto as Exhibit A. In connection therewith, it is further agreed by the parties hereto that:

             (a) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the undersigned and the Company hereby agree to jointly and severally indemnify and hold harmless the Escrow Agent from and against any and all losses, liabilities, claims, actions, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements, arising out of or in connection with this Escrow Agreement.

             (b) The Subscriber understands and agrees that, notwithstanding its duties as Escrow Agent under the Escrow Agreement, the Escrow Agent is legal counsel to the Company, and, accordingly, neither any services provided by the Escrow Agent as Escrow Agent nor any provisions of the Escrow Agreement, either express or implied, shall restrict or inhibit the Escrow Agent in any way from representing the Company or its affiliates in any action, dispute, controversy, arbitration, suit or negotiation arising under this Agreement, the Escrow Agreement or under any other agreement or in any manner or context whatsoever, whether or not directly or indirectly involving the Company or its affiliates.

     5. Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained in Section 3 hereof, and agrees to indemnify and hold harmless the Company, its officers, directors, partners, employees, agents and controlling persons thereof, past, present or future, from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty.

     6. Transferability. Neither this Agreement, nor any interest of the undersigned herein, shall be assignable or transferable by the undersigned in whole or in part except by operation of law.

     7. Miscellaneous.

             (a) This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter, and (subject to Section 7(g)) may be modified only by a written instrument duly executed by the party to be charged.


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             (b) Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at the address set forth on the first page hereof, (ii) if to the undersigned, at the address set forth on the signature page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 7(b). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this
Section 7(b). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 7(b) shall be deemed given at the time of receipt thereof.

             (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors, assigns, heirs and personal representatives of the undersigned (including permitted transferees of the Shares).

             (d) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

             (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             (f) This Agreement has been negotiated and shall be consummated in the State of New Jersey and shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to principles governing conflicts of law.

             (g) This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 7(c)).

             (h) The parties hereto irrevocably consent to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 7(b).

                            [Signature page follows]



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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

     Under penalties of perjury, by signing this signature page, the Subscriber certifies that (i) the name, residence address and social security or taxpayer identification number set forth below are true, correct and complete, and (ii) the Subscriber is not subject to backup withholding and (a) the Subscriber is exempt from backup withholding, or (b) the Subscriber has not been notified by the Internal Revenue Service ("IRS") that he or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Subscriber that he or it is no longer subject to backup withholding.

     If you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return cross-out (ii) above.



Number of Shares                             ___________________________________
Being Purchased                              Print Name of Subscriber


____________________________


Number of Warrants                           By:________________________________
Being Exercised                                 (Signature of Subscriber
(equal to 1/4 of above)                         or Authorized Signatory)


____________________________

Notice of Exercise Attached Hereto

                                             Social Security Number or other
                                             Taxpayer Identification Number:

                                             ___________________________________


                                             Address:___________________________

                                             ___________________________________

                                             ___________________________________

                                             ___________________________________
                                             Telephone: ________________________


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                                    If the Shares will be held as joint tenants,
                                    tenants in common, or community property, please complete the following:


                                    ____________________________________________
                                    Print name of spouse or other co-subscriber


                                    ____________________________________________
                                    Signature of spouse or other co-subscriber


                                    ____________________________________________
                                    Print manner in which Shares will be held


                                    ____________________________________________
                                    Social Security Number


ACCEPTED BY:
ECHOCATH, INC.


By: ____________________________________
    Name:  Frank A. DeBernardis
    Title: Chief Executive Officer



Date: March ___, 2000



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